                                                                    EXHIBIT 4.04


                             INCENTIVE STOCK OPTION

1~, Optionee:

        CLASSIFIEDS2000, INC. (the "Company"), pursuant to its Amended and Restated 1996 Stock Option Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

        The details of your option are as follows:

        1. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this option is 2~.

        2. VESTING. Subject to the limitations contained herein, 3~ of the shares will vest (become exercisable) on 4~ and 5~ of the shares will then vest each month thereafter until either (i) you cease to provide services to the Company for any reason, or (ii) this option becomes fully vested.

        3.     EXERCISE PRICE AND METHOD OF PAYMENT.

               (a) EXERCISE PRICE. The exercise price of this option is _____ ($____) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

               (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                      (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

                      (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                      (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

                      (iv) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

        4.     EXERCISE PRIOR TO VESTING PERMITTED.

               (a) CONDITIONS OF EARLY EXERCISE. Subject to the provisions of this option you may elect at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 2 hereof; provided, however, that:

                      (i) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

                      (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement to be provided;

                      (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form to be provided with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

                      (iv) this option shall not be exercisable under this paragraph 4 to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted you by the Company or any Affiliate (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

               (b) EXPIRATION OF EARLY EXERCISE ELECTION. The election provided in this paragraph 4 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

        5. WHOLE SHARES. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

        6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

        7. TERM. The term of this option commences on 6~, the date of grant, and expires on 7~ (the "Expiration Date," which date shall be no more than ten (10) years from date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company unless one of the following circumstances exists:

               (a) Your termination of Continuous Status as an Employee, Director or Consultant is due to your disability. This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant. You should be aware that if your disability is not considered a permanent and total disability within the meaning of Section 422(c)(6) of the Code, and you exercise this option more than three (3) months following the date of your termination of employment, your exercise will be treated for tax purposes as the exercise of a "nonstatutory stock option" instead of an "incentive stock option."

               (b) Your termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three
(3) months following your termination of Continuous Status as an Employee, Director or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death.

               (c) If during any part of such three (3) month period you may not exercise your option solely because of the condition set forth in paragraph 6 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee, Director or Consultant.

               (d) If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under Section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

        However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

        In order to obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or an Affiliate of the Company, except in the event of your death or permanent and total disability. The Company has provided for continued vesting or extended exercisability of your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an "incentive stock option" if you provide services to the Company or an Affiliate of the Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Affiliates of the Company terminates.

        8.     EXERCISE.

               (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subSection 6(f) of the Plan.

               (b) By exercising this option you agree that:

                      (i) as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

                      (ii) you will notify the Company in writing within fifteen
(15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

                      (iii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        9. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

        10. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective shareholders, Board of Directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

        11. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

        12. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

        Dated the 8~.
                                            Very truly yours,

                                            CLASSIFIEDS2000, INC.


                                       By
                                          --------------------------------------
                                              Duly authorized on behalf
                                              of the Board of Directors

ATTACHMENTS

        Amended and Restated 1996 Stock Option Plan
        Notice of Exercise

The undersigned:

        (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

        (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:


        NONE
                ------------------------
                (Initial)


        OTHER
                ------------------------------------

                ------------------------------------

                ------------------------------------





                                            ------------------------------------
                                            1~, OPTIONEE

                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                               NOTICE OF EXERCISE

Classifieds2000, Inc.
617 Palomar
Sunnyvale, CA 94048                                            Date of Exercise:


Ladies and Gentlemen:

        This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


          Type of option (check one):         Incentive [ ]    Nonstatutory [ ]

          Stock option dated:
                                             ---------------------------

          Number of shares as to which
          option is exercised:
                                             ---------------------------
          Certificates to be issued in
          name of:

                                             ---------------------------
          Total exercise price:
                                          $
                                             ---------------------------

          Cash payment delivered
          herewith:                       $
                                             ---------------------------

          Value of shares of common
          stock delivered herewith
                                             ---------------------------

        By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Amended and Restated 1996 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

        I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

        I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and

"control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

        I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or l5(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

        I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

        I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                            Very truly yours,



                                            ------------------------------------
                                            1~

                            NONSTATUTORY STOCK OPTION

1~, Optionee:

        CLASSIFIEDS2000, INC. (the "Company"), pursuant to its Amended and Restated 1996 Stock Option Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

        The details of your option are as follows:

        1. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this option is 2~ .

        2. VESTING. Subject to the limitations contained herein, 3~ of the shares will vest (become exercisable) on 4~ and 5~ of the shares will then vest each thereafter until either (i) you cease to provide services to the Company for any reason, or (ii) this option becomes fully vested.

        3. EXERCISE PRICE AND METHOD OF PAYMENT.

               (a) EXERCISE PRICE. The exercise price of this option is seven cents ($0.07) per share, being not less than 85 % of the fair market value of the Common Stock on the date of grant of this option.

               (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                      (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

                      (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                      (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

                      (iv) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

        4. EXERCISE PRIOR TO VESTING PERMITTED.

               (a) CONDITIONS OF EARLY EXERCISE. Subject to the provisions of this option you may elect at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 2 hereof; provided, however, that:

                      (i) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

                      (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto; and

                      (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

               (b) EXPIRATION OF EARLY EXERCISE ELECTION. The election provided in this paragraph 4 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

        5. WHOLE SHARES. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

        6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such Shares are not then so registered, the

Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

        7. TERM. The term of this option commences on 6~, the date of grant and expires on 7~ (the "Expiration Date," which date shall be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company for any reason or for no reason unless:

               (a) such termination of Continuous Status as an Employee, Director or Consultant is due to your disability, in which event the option shall expire on the earlier of the Expiration Date set forth above or twelve
(12) months following such termination of Continuous Status as an Employee, Director or Consultant; or

               (b) such termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three
(3) months following your termination for any other reason, in which event the option shall expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death; or

               (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 6 above, in which event the option shall not expire until the earlier of the Expiration Date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of Continuous Status as an Employee, Director or Consultant; or

               (d) exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act), in which case the option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

        However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

        8. EXERCISE.

               (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subSection 6(f) of the Plan.

               (b) By exercising this option you agree that:

                      (i) as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You also agree that any exercise of this option has not been completed and that the Company is under no obligation to issue any Common Stock to you until such an arrangement is established or the Company's tax withholding obligations are satisfied, as determined by the Company; and

                      (ii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        9. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 of the Exchange Act (a "QDRO"), and is exercisable during your life only by you or a transferee pursuant to a QDRO. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

        10. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective shareholders, Board of Directors, officers, or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

        11. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

        12. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

        Dated the 8~.

                                       Very truly yours,

                                       CLASSIFIEDS2000, INC.


                                       By
                                          --------------------------------------
                                              Duly authorized on behalf
                                              of the Board of Directors

ATTACHMENTS

        Amended and Restated 1996 Stock Option Plan
        Notice of Exercise

The undersigned:

        (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set form in the option and the Plan; and

        (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

        NONE
                    -------------------
                      (Initial)


        OTHER
                    -----------------------------

                    -----------------------------

                    -----------------------------


                                             -----------------------------------
                                             1~, OPTIONEE

                                             Address:
                                                     ---------------------------

                                                     ---------------------------

                               NOTICE OF EXERCISE


Classifieds2000, Inc.
2975 Scott Boulevard, Suite 203
Santa Clara, CA 95054                                          Date of Exercise:


Ladies and Gentlemen:

        This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


          Type of option (check one):        Incentive [ ]   Nonstatutory [ ]

          Stock option dated:
                                             ---------------------------

          Number of shares as to which
          option is exercised:
                                             ---------------------------
          Certificates to be issued in
          name of:

                                             ---------------------------
          Total exercise price:
                                          $
                                             ---------------------------

          Cash payment delivered
          herewith:                       $
                                             ---------------------------

     Value of shares of common
     stock delivered herewith                ---------------------------


     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Amended and Restated 1996 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one
(1) year after such shares of Common Stock are issued upon exercise of this option.

        I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

        I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

        I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

        I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

        I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.



                                        Very truly yours,


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